FINANCIAL EXPENSES, NET	12 Months Ended
Dec. 31, 2011
Financial Expenses Disclosure [Abstract]
Financial Expenses Disclosure [Text Block]

NOTE 15:- FINANCIAL EXPENSES, NET

	Year ended December 31,
	2009	2010	2011
Income:
Foreign currency translation adjustments	5	—	109
Other income	20	12	15

Total income	25	12	124

Expenses:
Interest and bank charges	185	174	253
Foreign currency translation adjustments	—	80	—

Total expenses	185	254	253

Financial expenses, net	$160	$242	$129